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                                                                    EXHIBIT 10.2


                       FOURTH AMENDMENT TO NOTE AGREEMENT


         THIS FOURTH AMENDMENT, dated as of January 28, 2002 (this "Fourth Amendment") to the Note Agreement, dated as of January 15, 1996 (as amended by the First Amendment to Note Agreement, dated as of April 16, 1997 (the "First Amendment"), and as further amended by the Second Amendment to Note Agreement, dated as of September 30, 1997 (the "Second Amendment"), and by the Third Amendment to Note Agreement, dated as of April 13, 2001 (the "Third Amendment")) is made between ALLIED HOLDINGS, INC., a Georgia corporation (the "Company"), and each of the institutions which is a signatory to this Fourth Amendment (collectively, the "Noteholders).

                                    RECITALS:

         A. The Company and each of the Noteholders have heretofore entered into the Note Agreement, dated as of January 15, 1996, as amended by the First Amendment, the Second Amendment and the Third Amendment (as so amended, the "Note Agreement"). The Company heretofore issued the $40,000,000 12% Senior Subordinated Notes due February 1, 2003 (the "Original Notes") pursuant to the Note Agreement.

         B. In connection with the Third Amendment, the Company executed and attached to each Original Note an Allonge (the "Allonges"), dated April 13, 2001 which modified certain of the terms of the Original Notes (the Original Notes as so modified by the Allonges being hereinafter referred to as the "Notes").

         C. The Company and John Hancock Life Insurance Company and The Northwestern Mutual Life Insurance Company have entered into a commitment letter (the "Commitment Letter"), dated January 24, 2002 and accepted January 28, 2002, providing for the restructuring of the indebtedness evidenced by the Notes substantially on the terms described therein (including, without limitation, the term sheet (the "Term Sheet") attached thereto).

         D. In contemplation of the restructuring described in the Commitment Letter and the Term Sheet, the Company and the Noteholders now desire to modify the Note Agreement and the Notes in the respects, but only in the respects, hereinafter set forth.

         E. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.


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         F.       All requirements of law have been fully complied with and all other acts and things necessary to make this Fourth Amendment a valid, legal and binding instrument according to the terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Fourth Amendment set forth in ss.3.1 hereof, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.        MODIFICATIONS.

         Notwithstanding any provisions of the Note Agreement and the Notes to the contrary, the interest payment date scheduled to occur on February 1, 2002, shall be deferred to the earlier of (a) the date of the closing specified in the Term Sheet, and (b) February 15, 2002, provided that the amount of interest due on such deferred payment date shall be the interest accrued and unpaid through the date of such deferred payment.

SECTION 2.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         2.1 To induce the Noteholders to execute and deliver this Fourth Amendment, the Company represents and warrants to each Noteholder (which representations shall survive the execution and delivery of this Fourth Amendment) that:

                  (a) This Fourth Amendment has been duly authorized, executed and delivered by the Company, and this Fourth Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) The Note Agreement, as amended by this Fourth Amendment, constitutes the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally; and

                  (c) The execution, delivery and performance by the Company of this Fourth Amendment (i) have been duly authorized by all requisite corporate action and if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not violate (x) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (y) any order of any court or any rule, regulation or order of any other


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         agency or government binding upon it, or (z) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound or result in a breach or constitute (alone or with due notice or lapse of time or both) a default thereunder; and

                  (d) as of the date hereof and after giving effect to this Fourth Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3.        CONDITIONS TO EFFECTIVENESS OF THIS FOURTH AMENDMENT.

         3.1 This Fourth Amendment shall not be effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) Executed counterparts of this Fourth Amendment, duly executed by the Company and the holders of one hundred percent (100%) of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

                  (b) The Company shall have entered into Amendment No. 3 to the Credit Agreement, and all conditions to effectiveness of such Amendment No. 3 shall have been satisfied (other than any condition to effectiveness thereof which is conditioned on the effectiveness of this Fourth Amendment) and each Noteholder shall have received a copy of such Amendment No. 3;

                  (c) The representations and warranties of the Company set forth in Section 2 hereof shall be true and correct on and with respect to the date hereof; and

                  (d) The Company shall have paid the fees, charges and disbursements of counsel for the Noteholders to the extent reflected in a statement of such counsel rendered to the Company prior to the date hereof.

SECTION 4.        REFERENCE TO AND EFFECT ON THE NOTE AGREEMENT.

         4.1 This Fourth Amendment shall be construed in connection with and is a part of the Note Agreement and the Notes and except as modified and expressly amended by this Fourth Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and confirmed and shall be and remain in full force and effect.

         4.2 Except as expressly provided herein, the execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of: (i) any right, power or remedy of the Noteholders under the Note Agreement or the Notes or any of the


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documents or agreements executed and delivered in connection therewith, or (ii)
any Event of Default under the Note Agreement.

SECTION 5.        MISCELLANEOUS.

         5.1 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Fourth Amendment may refer to the Note Agreement without making specific reference to this Fourth Amendment but nevertheless all such references shall include this Fourth Amendment unless the context otherwise requires.

         5.2 The provisions of this Fourth Amendment shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns, including, without limitation, the holders from time to time of the Notes and any interest therein.

         5.3 The descriptive headings of the various Sections or parts of this Fourth Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         5.4 This Fourth Amendment shall be governed by and construed in accordance with Illinois law.

         5.5 This Fourth Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all of which together shall constitute only one agreement. Delivery of an executed counterpart to this Fourth Amendment by telecopier shall be effective as delivery of a manually executed counterpart to this Fourth Amendment.


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         IN WITNESS WHEREOF, the Company and the Noteholders have caused this
Fourth Amendment to be duly executed and delivered all as of the day and year first above written.

                                    ALLIED HOLDINGS, INC.



                                    By
                                      --------------------------------
                                      Name:
                                      Title:


                                    JOHN HANCOCK LIFE INSURANCE
                                      COMPANY (formerly John
                                      Hancock Mutual Life
                                      Insurance Company)



                                    By
                                      --------------------------------
                                      Name:
                                      Title:


                                    BARNETT & CO.



                                    By
                                      --------------------------------
                                      Name:
                                      Title:



                                    THE NORTHWESTERN MUTUAL LIFE
                                      INSURANCE COMPANY



                                    By
                                      --------------------------------
                                      Name:
                                      Title:


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